Exhibit 10.13

THIRD AMENDMENT TO MORTGAGE PARTICIPATION AGREEMENT

This THIRD AMENDMENT TO MORTGAGE PARTICIPATION AGREEMENT (the “Amendment”) is made as of August 16, 2013, by and between NRFC CEDAR CREEK HOLDINGS, LLC, a Delaware limited liability company, having an office at 399 Park Avenue, 18th floor, New York, New York 10022, as initial holder of the Loan (as defined below) (in such capacity, together with its successors and assigns, the “Noteholder”), NRFC CEDAR CREEK HOLDINGS, LLC, a Delaware limited liability company, having an office at 399 Park Avenue, 18th floor, New York, New York 10022, as initial holder of the Participation A-1 Interest (as defined below) in such capacity, together with its successors and assigns, (the “Participation A-1 Holder”) and NS HEALTHCARE LOAN HOLDINGS LLC, a Delaware limited liability company, having an office at 399 Park Avenue, 18th floor, New York, New York 10022, as initial holder of the Participation A-2 Interest (as defined below)(in such capacity, together with its successors and assigns, the “Participation A-2 Holder” and together with the Participation A-1 Holder, individually and collectively as the context requires, the “Participation Holders”).

W I T N E S S E T H

WHEREAS, the Noteholder, the Participation Holders entered into a Mortgage Participation Agreement, dated April 5, 2013 (as may have previously been and may be amended, modified or supplemented, the “Participation Agreement”) with respect to the Cedar Creek mortgage loan;

WHEREAS, the Participation A-2 Holder has agreed to purchase from the Participation A-1 Holder, and the Participation A-1 Holder has agreed to sell to Participation A-2 Holder, $2,000,000 of the Participation A-1 Interest (the “Participation Purchase”); and

WHEREAS, Noteholder and each of the Participation Holders desire to amend the Participation Agreement to memorialize the Participation Purchase.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and provisions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.                  Definitions. Capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Participation Agreement. The meanings of all capitalized terms apply equally to the singular and plural of the terms defined.

2.                  Amendments.

(a)                The defined terms “Participation A-1 Interest”, “Participation A-2 Interest”, “Participation A-1 Principal Balance” and “Participation A-2 Principal Balance” in Section 1 are hereby deleted in their entirety and replaced with the following:

“Participation A 1 Interest” shall mean a beneficial interest in the Loan having an initial principal balance of $6,000,000 and ranking pari passu with the Participation A 2 Interest, all on the terms provided herein. The Participation A 1 Interest shall be evidenced by one or more “Participation A 1 Certificates”, attached hereto as Exhibit C.

“Participation A 2 Interest” shall mean a beneficial interest in the Loan having an initial principal balance of $5,250,000 and ranking pari passu with the Participation A 1 Interest, all on the terms provided herein. The Participation A 2 Interest shall be evidenced by one or more “Participation A 2 Certificates”, attached hereto as Exhibit C.

“Participation A-1 Principal Balance” shall mean, at any time of determination, the initial principal balance of the Participation A-l Interest (i.e., $6,000,000), less (y) any payments of principal thereon or reductions in such amount applied to the Participation A-1 Interest pursuant hereto, and less (z) any losses or other reductions applied to the Participation A-1 Interest in accordance with this Agreement.

“Participation A-2 Principal Balance” shall mean, at any time of determination, the initial principal balance of the Participation A-2 Interest (i.e., $5,250,000), less (y) any payments of principal thereon or reductions in such amount applied to the Participation A-2 Interest pursuant hereto, and less (z) any losses or other reductions applied to the Participation A-2 Interest in accordance with this Agreement.

3.                  Ratification of Participation Agreement. Except as expressly modified in this Amendment, all of the terms and provisions of the Participation Agreement remain in full force and effect and the same are hereby ratified and confirmed.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute and deliver this Amendment as of the date first above written.

NOTEHOLDER

NRFC CEDAR CREEK HOLDINGS, LLC,
a Delaware limited liability company,

By:	NorthStar Realty Healthcare, LLC,
a Delaware limited liability company

By:	NRFC Healthcare Holding Company, LLC,
a Delaware limited liability company

By:	NRFC Sub-REIT Corp.,
a Maryland corporation

By:	/s/ Daniel R. Gilbert
Name: Daniel R. Gilbert Title: Chief Investment & Operating Officer

PARTICIPATION A-1 HOLDER

NRFC CEDAR CREEK HOLDINGS, LLC,
a Delaware limited liability company,

By:	NorthStar Realty Healthcare, LLC,
a Delaware limited liability company

By:	NRFC Healthcare Holding Company, LLC,
a Delaware limited liability company

By:	NRFC Sub-REIT Corp.,
a Maryland corporation

By:	/s/ Daniel R. Gilbert
Name: Daniel R. Gilbert Title: Chief Investment & Operating Officer

PARTICIPATION A-2 HOLDER

NS HEALTHCARE LOAN HOLDINGS, LLC,
a Delaware limited liability company,

By:	NorthStar Healthcare Income Operating Partnership, LP,
a Delaware limited partnership

By:	NorthStar Healthcare Income, Inc.,
a Maryland corporation

By:	/s/ Daniel R. Gilbert
Name: Daniel R. Gilbert Title: Chief Executive Officer